DISCONTINUED OPERATION (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Revenue from sales	$ 18,248	$ 40,498	$ 39,085
Cost of sales	15,260	35,427	34,622
Gross profit	2,988	5,071	4,463
Selling, general and administrative expenses	2,531	4,345	5,492
Operating income (loss)	457	726	(1,029)
Financial expenses, net	54	139	262
Other expenses (income), net	0	(13)	29
Taxes on income	249	273	0
Income (loss) from discontinued operation	$ 154	$ 327	$ (1,320)